Inventories - Additional Information (Detail) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Inventory Disclosure [Abstract]
Raw materials and supplies in inventory, percentage	38.00%	40.00%
Finished and semi-finished products in inventory, percentage	62.00%	60.00%
Increased value of inventory if FIFO method had been used	$ 100.6	$ 567.4
Lower of cost or market adjustments	$ 5.1	$ 2.7